UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



           Pursuant to Section 13 or 15 (d) of the Securities Exchange
                                   Act of 1934



       Date of Report (Date of earliest event reported) July 18, 2002


                         INGERSOLL-RAND COMPANY LIMITED
             (Exact name of registrant as specified in its charter)


         Bermuda                    1-985                      N/A
(State of incorporation)     (Commission File Number)        (I.R.S.
                                                             Employer
                                                         Identification No.)


                             Clarendon House
                             2 Church Street
                          Hamilton HM 11, Bermuda
                 (Address of principal executive offices)




        Registrant's telephone number, including area code: (441)295-2838

                             INGERSOLL-RAND COMPANY LIMITED


Item 9.       REGULATION FD DISCLOSURE

Attached hereto as an exhibit which is incorporated herein by reference is the registrant's press release announcing financial results for the second quarter and year to date 2002 and the Chairman's Comments-Second Quarter 2002 conference call discussing the second quarter and year to date financial results.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report of Form 8-K is not an admission as to the materiality of any information in the report that is required to be disclosed solely by regulation FD.

Exhibit No.         Description

99.1                Press Release of Ingersoll-Rand Company
                    Limited dated July 18, 2002.

99.2                Chairman's Comments-Second Quarter 2002
                    Conference Call



                     INGERSOLL-RAND COMPANY LIMITED
                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                     INGERSOLL-RAND COMPANY LIMITED
                               (Registrant)


Date: July 18, 2002        /S/ T.R. McLevish
                           T.R. McLevish, Senior Vice President &
                           Chief Financial Officer

                           Principal Financial Officer